UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2024
___________
DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

DE		001-35700	45-4502447
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas Ave.
Suite 100
Midland,	TX		79701
(Address of principal executive offices)			(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FANG	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.
As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 10, 2024, Diamondback Energy, Inc., a Delaware corporation (the “Company” or “Diamondback”), completed its acquisition of Endeavor Parent, LLC, a Texas limited liability company (“Endeavor” and such acquisition, the “Acquisition”), on September 10, 2024 upon the terms and subject to the conditions set forth in that certain Agreement and Plan of Merger (as amended, the “Merger Agreement”), by and among the Company, Eclipse Merger Sub I, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, Eclipse Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, Endeavor Manager, LLC, a Texas limited liability company (solely for purposes of certain sections set forth therein), and Endeavor.

On September 19, 2024, the Company filed a Current Report on Form 8-K/A with the SEC to provide, among other things, pro forma financial information of the Company giving effect to the Acquisition as required by Item 9.01(b) of Form 8-K, which comprised of the unaudited pro forma condensed combined balance sheet as of June 30, 2024, the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2024 and year ended December 31, 2023, and related notes.

Diamondback is filing this Current Report on Form 8-K to provide the unaudited pro forma condensed combined statement of operations of Diamondback, giving effect to the Acquisition for the year ended December 31, 2024 and the related notes, as set forth in Item 9.01 hereto.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2024 and the related notes thereto, is filed as Exhibit 99.1 hereto and incorporated by reference herein.

(d) Exhibits

Number	Description
99.1*	Unaudited pro forma combined statement of operations for Diamondback Energy, Inc. for the year ended December 31, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	April 7, 2025
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Executive Vice President, Chief Accounting Officer and Assistant Secretary